Exhibit 10.1

Execution Version

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of September 29, 2015, by and between Dominion Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), and North East Transmission Co., Inc., a Delaware corporation (“NETCO”), and National Grid IGTS Corp., a New York corporation (“IGTS” and, together with NETCO, the “Contributor Parties”).

WHEREAS, this Agreement is made in connection with the transactions contemplated by the Contribution Agreement (the “Contribution Agreement”), dated as of August 14, 2015 by and among NETCO, IGTS, the Partnership, and Iroquois GP Holding Company, LLC, a Delaware limited liability company and wholly owned subsidiary of DM (“DM Sub”); and

WHEREAS, the Partnership has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Contributor Parties pursuant to the Contribution Agreement;

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01. Definitions. Capitalized terms used herein without definition shall have the meanings given to them in the First Amended and Restated Agreement of Limited Partnership of the Partnership dated October 20, 2014, as amended from time to time (the “Partnership Agreement”). The terms set forth below are used herein as so defined:

“Affiliate” means, with respect to a specified Person, any other Person that directly or indirectly controls, is controlled by, or is under direct or indirect common control with such specified Person. For the purposes of this definition, “control” means the power to direct or cause the direction of the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning given to such term in the introductory paragraph.

“Commission” has the meaning given to such term in Section 1.02.

“Common Unit” has the meaning set forth in the Partnership Agreement.

“Contribution Agreement” has the meaning given to such term in the recitals of this Agreement.

“Contributor Parties” has the meaning given to such term in the introductory paragraph.

“Effectiveness Period” means the period from the effective date of a Registration Statement until the earliest of (i) the first date on which there are no longer any Registrable Securities, and (ii) the End Date.

“End Date” has the meaning given to such term in Section 1.02.

“Exchange Act” has the meaning given to such term in Section 2.08(a).

“Holder” means the record holder or beneficial owner of any Registrable Securities.

“IGTS” has the meaning given to such term in the introductory paragraph.

“Losses” has the meaning given to such term in Section 2.08(a).

“Managing Underwriter(s)” means, with respect to any Underwritten Offering, the book-running lead manager(s) of such Underwritten Offering.

“NETCO” has the meaning given to such term in the introductory paragraph.

“Partnership” has the meaning given to such term in the introductory paragraph.

“Person” means any individual, corporation, partnership, limited liability company, voluntary association, joint venture, trust, limited liability partnership, unincorporated organization, government or any agency, instrumentality or political subdivision thereof, or any other form of entity.

“Piggyback Registration” has the meaning given to such term in Section 2.04(a).

“Piggyback Registration Notice” has the meaning given to such term in Section 2.04(a).

“Piggyback Registration Statement” has the meaning given to such term in Section 2.04(a).

“Piggyback Shelf Registration Statement” has the meaning given to such term in Section 2.04(a).

“Piggyback Shelf Takedown” has the meaning given to such term in Section 2.04(a).

“Registrable Securities” means the Common Units issued (or issuable) to the Contributor Parties pursuant to the Contribution Agreement (subject to adjustment pursuant to Section 3.04), which Registrable Securities are subject to the rights provided herein until such rights terminate pursuant to the provisions hereof.

“Registration Expenses” means all expenses (other than Selling Expenses) incident to the Partnership’s performance under or compliance with this Agreement to effect the registration of Registrable Securities on a Registration Statement or Piggyback Registration Statement pursuant to Section 2.01 or Section 2.04 and/or in connection with an Underwritten Offering pursuant to

Section 2.02(a), and the disposition of such Registrable Securities, including, without limitation, all registration, filing, securities exchange listing and securities exchange fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, fees of transfer agents and registrars, all word processing, duplicating and printing expenses, any transfer taxes and the fees and disbursements of counsel and independent public accountants for the Partnership, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance.

“Registration Statement” has the meaning given to such term in Section 2.01.

“Securities Act” has the meaning given to such term in Section 1.02.

“Selling Expenses” means all underwriting fees, discounts and selling commissions applicable to the sale of Registrable Securities.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a Registration Statement or Piggyback Registration Statement.

“Shelf Registration Statement” has the meaning given to such term in Section 2.01.

“Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act.

“Underwritten Offering” means an offering (including an offering pursuant to a Registration Statement or Piggyback Registration Statement) in which Registrable Securities are sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.

“Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act.

Section 1.02. Registrable Securities. Any Registrable Security will cease to be a Registrable Security (a) at the time a Registration Statement or Piggyback Registration Statement covering such Registrable Security has been declared effective by the Securities and Exchange Commission (the “Commission”), or otherwise has become effective, and such Registrable Security has been sold or disposed of pursuant to such Registration Statement or Piggyback Registration Statement; (b) at the time such Registrable Security has been disposed of pursuant to Rule 144 (or any similar provision then in effect under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”)); (c) if such Registrable Security is held by the Partnership or one of its subsidiaries; (d) at the time such Registrable Security has been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities, and (e) at the date (the “End Date”) that is four (4) years following the date on which the Partnership files a Shelf Registration Statement under Section 2.01 below.

ARTICLE II

REGISTRATION RIGHTS

Section 2.01. Shelf Registration. Subject to Section 2.03, the Partnership shall, in no event later than the 15th Business Day following November 1, 2015, use its commercially reasonable efforts to file with the SEC a registration statement (a “Registration Statement”) on Form S-3 for an offering to be made on a continuous or delayed basis pursuant to Rule 415 under the Securities Act including, if the Partnership is then eligible, as an automatic shelf registration, covering the resale of all of the Registrable Securities (the “Shelf Registration Statement”). The Shelf Registration Statement shall be in a form permitting registration of such Registrable Securities for resale or distribution by Holders in an Underwritten Offering only. The Partnership will notify the Holders when such Shelf Registration Statement has become effective. The Partnership shall not be required to maintain in effect more than one shelf registration at any one time pursuant to this Article. The Partnership shall (subject to the limitations on registration obligations of the Partnership set forth herein) use its commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing of the Shelf Registration Statement, or automatically if the Partnership is eligible to file an automatically effective shelf registration statement, and (subject to the limitations on registration obligations of the Partnership set forth herein) to keep the Shelf Registration Statement continuously effective under the Securities Act (including by filing a replacement Shelf Registration Statement prior to the end of the three-year period described in Rule 415(a)(5) under the Securities Act with respect to, or upon any other termination of effectiveness of, a Shelf Registration Statement filed pursuant to this Section 2.01) until the end of the Effectiveness Period).

Section 2.02. Underwritten Offerings.

(a)    Request for Underwritten Offering. In the event that one or more Holders collectively elect to dispose of then-outstanding Registrable Securities representing at least 20% of the Common Units originally issued to the Contributor Parties under the Contribution Agreement (subject to adjustment pursuant to Section 3.04) under a Shelf Registration Statement referred to in Section 2.01 pursuant to an Underwritten Offering, the Partnership shall, upon written request by such Holders, retain underwriters in order to permit such Holders to effect such sale through an Underwritten Offering. The obligation of the Partnership to retain underwriters shall include entering into an underwriting agreement in customary form with the Managing Underwriter(s), which shall include customary indemnities in favor of, and taking all reasonable actions as are requested by, the Managing Underwriter(s) to expedite or facilitate the disposition of such Registrable Securities. In the event of an Underwritten Offering, the Partnership shall, upon request of the Selling Holders, cause its management to participate, subject to and in accordance with customary and reasonable processes, in a roadshow or similar marketing effort on behalf of the Selling Holders.

(b)    Limitation on Underwritten Offerings. In no event shall the Partnership be required under Section 2.02(a) to participate in more than one Underwritten Offering in any twelve-month period.

(c)    General Procedures. In connection with any Underwritten Offering under Section 2.02(a), the Holders of a majority of the Registrable Securities being sold in such Underwritten Offering shall be entitled, subject to the Partnership’s consent (which is not to be unreasonably withheld), to select the Managing Underwriter(s). In connection with any Underwritten Offering under this Agreement, each Selling Holder and the Partnership shall be obligated to enter into an underwriting agreement that contains such representations and warranties, covenants, indemnities and other rights and obligations as are customary in underwriting agreements for firm commitment offerings of securities. No Selling Holder may participate in such Underwritten Offering unless such Selling Holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. Each Selling Holder may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Partnership to and for the benefit of such underwriters also be made to and for such Selling Holder’s benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to such Selling Holder’s obligations. If any Selling Holder disapproves of the terms of an underwriting, such Selling Holder may elect to withdraw from the Underwritten Offering by notice to the Partnership and the Managing Underwriter(s); provided, however, that such withdrawal must be made at a time prior to the time of pricing of such Underwritten Offering. No such withdrawal shall affect the Partnership’s obligation to pay Registration Expenses.

(d)    Notwithstanding the foregoing, the terms of Sections 2.02(a), (b) and (c), and the Holders’ rights provided for under such Sections shall not be applicable to a Piggyback Registration.

Section 2.03. Delay Rights. If the General Partner determines that the Partnership’s compliance with its obligations under this Article II would be materially detrimental to the Partnership and its Partners because such registration would (a) materially interfere with a significant acquisition, reorganization, financing or other similar transaction involving the Partnership, (b) require premature disclosure of material information that the Partnership has a bona fide business purpose for preserving as confidential or (c) render the Partnership unable to comply with applicable securities laws, then the Partnership shall have the right to postpone compliance with its obligations under this Article II for a period of not more than 90 days, provided, that such right pursuant to this Section 2.03 may not be utilized more than twice in any twelve-month period.

Section 2.04. Piggyback Registration.

(a)    Whenever the Partnership proposes to register the offer and sale of any Common Units under the Securities Act (other than a registration (i) pursuant to a Registration Statement on Form S-8 (or other registration solely relating to an offering or sale to “employees” of the

Partnership pursuant to any “employee benefit plans” (as such terms are defined for purposes of Form S-8)), (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (iii) in connection with any dividend or distribution reinvestment or similar plan or (iv) pursuant to an at-the-market equity offering program), whether for its own account or for the account of one or more unitholders of the Partnership and the form of Registration Statement (a “Piggyback Registration Statement”) to be used may be used for registration of Registrable Securities (a “Piggyback Registration”), the Partnership shall give prompt written notice (in any event no later than ten days prior to the filing of such Registration Statement) to each Holder of its intention to effect such a registration (a “Piggyback Registration Notice”). Subject to Section 2.04(b), Section 2.04(c) and Section 2.12, the Partnership shall include in such registration all Registrable Securities with respect to which the Partnership has received written requests for inclusion from Holders of Registrable Securities within five days after the Piggyback Registration Notice has been given to each Holder. Subject to Section 2.04(b), Section 2.04(c) and Section 2.12, if any Piggyback Registration Statement that includes Registrable Securities is a Shelf Registration Statement (a “Piggyback Shelf Registration Statement”), the Holder(s) of such Registrable Securities shall be notified by the Partnership of, and shall have the right but not the obligation to participate in, any offering under such Piggyback Shelf Registration Statement (a “Piggyback Shelf Takedown”).

(b)    If a Piggyback Registration or Piggyback Shelf Takedown is initiated as a primary Underwritten Offering on behalf of the Partnership and the Managing Underwriter(s) advises the Partnership in writing that in its reasonable and good faith opinion, the inclusion of any Common Units in such registration or takedown other than Common Units being issued by the Partnership would exceed the number of Common Units that can be sold in such offering or would materially adversely affect the price per Common Unit to be sold in such offering, or would materially adversely affect the timing of such registration or takedown, then the Piggyback Registration Notice shall so state and the Holders shall have no right to participate in such offering or takedown. In addition, if a Piggyback Registration or Piggyback Shelf Takedown is initiated as a primary Underwritten Offering on behalf of the Partnership and the Managing Underwriter(s) advises the Partnership and the Holders (if any Holders have elected to include Registrable Securities in such Piggyback Registration or Piggyback Shelf Takedown) in writing prior to the launch of such offering that in its reasonable and good faith opinion the number of Common Units proposed to be included in such registration or takedown, including all Registrable Securities and all other Common Units proposed to be included in such underwritten offering, exceeds the number of Common Units that can be sold in such offering and/or that the number of Common Units proposed to be included in any such registration or takedown would adversely affect the price per Common Unit to be sold in such offering, the Partnership shall include in such registration or takedown (i) first, the Common Units that the Partnership proposes to sell; and (ii) second, the Common Units requested to be included therein by Holders and by holders of Common Units other than Holders of Registrable Securities having registration rights with respect to such registration or takedown, allocated pro rata among all such holders on the basis of the number of Common Units owned by each such holder as to which the Partnership has received written requests for inclusion in such registration or takedown.

(c)    If a Piggyback Registration or Piggyback Shelf Takedown is initiated as an Underwritten Offering on behalf of a holder of Common Units other than Registrable Securities, and the Managing Underwriter(s) advises the Partnership in writing that in its reasonable and good faith opinion, the inclusion of any Common Units in such registration or takedown other than the Common Units of such holder, would exceed the number of Common Units that can be sold in such offering or would materially adversely affect the price per Common Unit to be sold in such offering, or would materially adversely affect the timing of such registration or takedown, then the Piggyback Registration Notice shall so state and the Holders shall have no right to participate in such registration or takedown. In addition, if a Piggyback Registration or Piggyback Shelf Takedown is initiated as an Underwritten Offering on behalf of a holder of Common Units other than Registrable Securities, and the Managing Underwriter(s) advises the Partnership in writing prior to the launch of such offering that in its reasonable and good faith opinion, the number of Common Units proposed to be included in such registration or takedown, including all Registrable Securities and all other Common Units proposed to be included in such underwritten offering, exceeds the number of Common Units that can be sold in such offering and/or that the number of Common Units proposed to be included in any such registration or takedown would adversely affect the price per Common Unit to be sold in such offering, the Partnership shall include in such registration or takedown (i) first, the Common Units requested to be included therein by the holder(s) requesting such registration or takedown and; and (ii) second, the Common Units requested to be included therein by holders (including Holders) of Common Units having registration rights with respect to such registration or takedown other than the holder(s) requesting such registration or takedown, allocated pro rata among all such holders on the basis of the number of Common Units owned by each such holder or in such manner as they may otherwise agree.

(d)    If any Piggyback Registration or Piggyback Shelf Takedown is initiated as a primary Underwritten Offering on behalf of the Partnership, the Partnership shall select the Managing Underwriter(s) in connection with such offering.

(e)    The Partnership may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion.

Section 2.05. Sale Procedures. In connection with its obligations under this Article II, the Partnership will, as expeditiously as possible (subject to Section 2.04(e) in the case of a Piggyback Registration):

(a)    cause each Registration Statement or Piggyback Registration Statement (and the documents incorporated therein by reference), at the time such registration statement or any part thereof becomes effective, (i) to comply as to form in all material respects with all applicable requirements of the Securities Act and (ii) not to contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading provided, however, that the obligations of the Partnership under this Section 2.05(a)(ii) will not be applicable with respect to information furnished by a Selling Holder, its directors, officers, employees and agents or controlling Persons described in Section 2.08(a) in writing specifically for use in a Registration Statement or a Piggyback Registration Statement.

(b)    prepare and file with the Commission such amendments and supplements to each Registration Statement or Piggyback Registration Statement and the prospectus used in connection therewith as may be necessary to keep each Registration Statement or Piggyback Registration Statement effective for the Effectiveness Period, in the case of a Registration Statement, and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement or Piggyback Registration Statement;

(c)    if a prospectus supplement will be used in connection with the marketing of an Underwritten Offering and the Managing Underwriter(s) notifies the Partnership in writing that, in the sole judgment of such Managing Underwriter(s), inclusion of detailed information in such prospectus supplement is of material importance to the success of the Underwritten Offering of such Registrable Securities, use its commercially reasonable efforts to include such information in such prospectus supplement;

(d)    furnish to each Selling Holder (i) as far in advance as reasonably practicable before filing a Registration Statement or Piggyback Registration Statement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing a Registration Statement or Piggyback Registration Statement or supplement or amendment thereto, and (ii) such number of copies of such Registration Statement or Piggyback Registration Statement and the prospectus included therein and any supplements and amendments thereto as such Persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement or Piggyback Registration Statement;

(e)    if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by a Registration Statement or Piggyback Registration Statement under the securities or blue sky laws of such jurisdictions as the Selling Holders or, in the case of an Underwritten Offering, the Managing Underwriter(s), shall reasonably request; provided, however, that the Partnership will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action that would subject it to general service of process in any jurisdiction where it is not then so subject;

(f)    promptly notify each Selling Holder and each underwriter, at any time when a prospectus is required to be delivered under the Securities Act, of (i) the filing of a Registration Statement or Piggyback Registration Statement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Registration Statement or Piggyback Registration Statement or any post-effective amendment thereto, when the same has become effective; and (ii) any written comments from the Commission with respect to any filing referred to in clause (i) and any written request by the Commission for amendments or supplements to a Registration Statement or Piggyback Registration Statement or any prospectus or prospectus supplement thereto;

(g)    immediately notify each Selling Holder and each underwriter, at any time when a prospectus is required to be delivered under the Securities Act, of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in a Registration Statement or Piggyback Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading (in the case of the prospectus contained therein, in the light of the circumstances under which a statement is made); (ii) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or Piggyback Registration Statement, or the initiation of any proceedings for that purpose; or (iii) the receipt by the Partnership of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, the Partnership agrees to, as promptly as practicable, amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading in the light of the circumstances then existing and to take such other commercially reasonable action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

(h)    upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to any offering of Registrable Securities;

(i)    in the case of an Underwritten Offering, furnish upon request, (i) an opinion of counsel for the Partnership dated the date of the closing under the underwriting agreement and (ii) a “cold comfort” letter, dated the pricing date of such Underwritten Offering (to the extent available) and a letter of like kind dated the date of the closing under the underwriting agreement, in each case, signed by the independent public accountants who have certified the Partnership’s financial statements included or incorporated by reference into the applicable registration statement, and each of the opinion and the “cold comfort” letter shall be in customary form and covering substantially the same matters with respect to such registration statement (and the prospectus and any prospectus supplement included therein) as have been customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in Underwritten Offerings of securities by the Partnership and such other matters as such underwriters and Selling Holders may reasonably request;

(j)    otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(k)    make available to the appropriate representatives of the Managing Underwriter(s) and Selling Holders access to such information and Partnership personnel as is reasonable and customary to enable such parties to establish a due diligence defense under the Securities Act;

(l)    cause all Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Partnership are then listed;

(m)    use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Partnership to enable the Selling Holders to consummate the disposition of the Registrable Securities;

(n)    provide a transfer agent and registrar for all Registrable Securities covered by a Registration Statement or Piggyback Registration Statement not later than the effective date of such registration statement; and

(o)    enter into customary agreements and take such other actions as are reasonably requested by the Selling Holders or the underwriters, if any, in order to expedite or facilitate the disposition of the Registrable Securities.

Each Selling Holder, upon receipt of notice from the Partnership of the happening of any event of the kind described in subsection (g) of this Section 2.05 shall forthwith discontinue disposition of the Registrable Securities by means of a prospectus or prospectus supplement until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (g) of this Section 2.05 or until it is advised in writing by the Partnership that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings incorporated by reference in the prospectus.

Section 2.06. Cooperation by Holders. The Partnership shall have no obligation to include in a Registration Statement or Piggyback Registration Statement, or in an Underwritten Offering pursuant to Sections 2.01 or 2.02, Registrable Securities of a Selling Holder who has failed to timely furnish such information that the Partnership determines, after consultation with counsel, is reasonably required in order for the Registration Statement or Piggyback Registration Statement or prospectus supplement, as applicable, to comply with the Securities Act.

Section 2.07. Expenses. The Partnership will pay all reasonable Registration Expenses, including in the case of an Underwritten Offering, regardless of whether any sale is made in such Underwritten Offering. Each Selling Holder shall pay all Selling Expenses in connection with any sale of its Registrable Securities hereunder. In addition, except as otherwise provided in Section 2.08, the Partnership shall not be responsible for legal fees incurred by Holders in connection with the exercise of such Holders’ rights hereunder.

Section 2.08. Indemnification.

(a)    By the Partnership. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Partnership will indemnify and hold harmless each Selling Holder participating therein, its directors, officers, employees and agents, and each Person, if any, who controls such Selling Holder within the meaning of the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), and its directors, officers, employees or agents, against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which such Selling Holder, director, officer, employee, agent or controlling Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (in the case of any prospectus or any Written Testing-the-Waters Communication, in the light of the circumstances under which such statement is made) contained in any Written Testing-the-Waters Communication, a Registration Statement, a Piggyback Registration Statement, any preliminary prospectus or prospectus supplement, free writing prospectus or final prospectus or prospectus supplement contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or any Written Testing-the-Waters Communication, in the light of the circumstances under which they were made) not misleading, and will reimburse each such Selling Holder, its directors, officers, employee and agents, and each such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings as such expenses are incurred; provided, however, that the Partnership will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder, its directors, officers, employees and agents or such controlling Person in writing specifically for use in any Written Testing-the-Waters Communication, a Registration Statement, a Piggyback Registration Statement or prospectus or any amendment or supplement thereto, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any such directors, officers, employees agents or controlling Person, and shall survive the transfer of such securities by such Selling Holder.

(b)    By Each Selling Holder. Each Selling Holder agrees severally and not jointly to indemnify and hold harmless the Partnership, its directors, officers, employees and agents and each Person, if any, who controls the Partnership within the meaning of the Securities Act or of the Exchange Act, and its directors, officers, employees and agents, to the same extent as the foregoing indemnity from the Partnership to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in any Written Testing-the-Waters Communication, a Registration Statement, a Piggyback Registration Statement, any preliminary prospectus or prospectus supplement, free writing prospectus or final prospectus or prospectus supplement contained therein, or any amendment or supplement thereof; provided, however, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the proceeds (net of any Selling Expenses) received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification.

(c)    Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party other than under this Section 2.08. In any action brought against any indemnified party, the indemnified party shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.08 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense or employ counsel reasonably acceptable to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, no indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. In addition, notwithstanding any other provisions of this Agreement, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (such consent not to be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d)    Contribution. If the indemnification provided for in this Section 2.08 is held by a court or government agency of competent jurisdiction to be unavailable to any indemnified party or is insufficient to hold them harmless in respect of any Losses, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of such indemnified party on the other in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall the Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds (net of Selling Expenses) received by such Selling Holder from the sale of Registrable Securities giving rise to such indemnification. The relative fault of the indemnifying party on the one hand and the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss that is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of fraudulent misrepresentation.

(e)    Other Indemnification. The provisions of this Section 2.08 shall be in addition to any other rights to indemnification or contribution that an indemnified party may have pursuant to law, equity, contract or otherwise.

Section 2.09. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Partnership agrees to use its commercially reasonable efforts to:

(a)    make and keep public information regarding the Partnership available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof;

(b)    file with the Commission in a timely manner all reports and other documents required of the Partnership under the Exchange Act at all times from and after the date hereof; and

(c)    so long as a Holder owns any Registrable Securities, unless otherwise available via EDGAR or on the Partnership’s website, furnish to such Holder promptly upon request a copy of the most recent annual or quarterly report of the Partnership, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

Section 2.10. Transfer or Assignment of Registration Rights. The rights to cause the Partnership to register Registrable Securities granted to a Holder by the Partnership under this Article II may be transferred or assigned by such Holder to one or more transferee(s) or assignee(s) of such Registrable Securities; provided, however, that (a) unless such transferee or assignee is an Affiliate of a Contributor Party, such transferee or assignee holds Registrable Securities representing at least five percent (5%) of the then-outstanding Registrable Securities, (b) the Partnership is given written notice prior to any said transfer or assignment, stating the name and address of each such transferee or assignee and identifying the Registrable Securities with respect to which such registration rights are being transferred or assigned, and (c) each such transferee or assignee agrees to be bound by this Agreement, including the provisions hereof imposing limitations on the rights of Holders to cause the registration of Registrable Securities or the terms and conditions of such registration.

Section 2.11. Restrictions on Public Sale by Holders of Registrable Securities. Each Contributor Party and any other Holder(s) who, along with its Affiliates, holds at least five percent (5%) of the then-outstanding Registrable Securities (subject to adjustment pursuant to Section 3.04), agrees to enter into a customary letter agreement with underwriters providing that such Holder will not effect any public sale or distribution of the Registrable Securities during the 90 calendar day period beginning on the date of a prospectus or prospectus supplement filed with the Commission with respect to the pricing of an Underwritten Offering, provided that (i) the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters on the Partnership or the officers, directors or any other unitholder of the Partnership on whom a restriction is imposed in connection with the Underwritten Offering, and such restrictions shall not otherwise be more restrictive than such restrictions so generally imposed by the underwriters, and (ii) the restrictions set forth in this Section 2.11 shall not apply to any Registrable Securities that are included in such Underwritten Offering by such Holder.

Section 2.12. Additional Restrictions. The rights granted under this Agreement to the Contributor Parties and to any other Holders of Registrable Securities shall be subject in all respect to the restrictions provided for in Section 5.8 of the Contribution Agreement. For avoidance of doubt, although all of the Registrable Securities may be registered pursuant to Section 2.01 during the Lock-up Period, the Selling Holder’s rights to sell, transfer or otherwise dispose of the Registrable Securities pursuant to a Registration Statement shall continue to be subject to the restrictions contained in Section 5.8 of the Contribution Agreement.

Section 2.13. No Inconsistent Agreements. The Partnership will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Partnership’s securities under any agreement in effect on the date hereof.

ARTICLE III

MISCELLANEOUS

Section 3.01. Communications. All notices and other communications provided for or permitted hereunder shall be made in writing by facsimile, electronic mail, courier service or personal delivery:

(a)    if to a Contributor Party:

Macdara J. Nash

Vice President, Business Development/Transactions

National Grid

40 Sylvan Drive

Waltham MA 02451

Tel: 781-907-1710

Macdara.Nash@nationalgrid.com

with a copy to:

Timothy E. McAllister

Assistant General Counsel and Director, US Corporate and M&A

National Grid

40 Sylvan Road

Waltham, MA 02451

Tel: 781.907.1880

timothy.mcallister@nationalgrid.com

(b)    if to a transferee of a Contributor Party, to such Holder at the address provided pursuant to Section 2.10; and

(c)    if to the Partnership:

Dominion Midstream Partners, LP

c/o Dominion Midstream GP, LLC

120 Tredegar Street

Richmond, Virginia 23219

Attention: General Counsel

Facsimile: 804-819-2202

Electronic Mail: mark.webb@dom.com

All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when receipt acknowledged, if sent via facsimile or sent via electronic mail; and when actually received, if sent by courier service or any other means.

Section 3.02. Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.

Section 3.03. Assignment of Rights. All or any portion of the rights and obligations of the Holders under this Agreement may be transferred or assigned by the Holders in accordance with Section 2.10 hereof.

Section 3.04. Recapitalization, Exchanges, Etc. Affecting the Registrable Securities. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all securities of the Partnership or any successor or assign of the Partnership (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, splits, recapitalizations, pro rata distributions and the like occurring after the date of this Agreement.

Section 3.05. Specific Performance. Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each party in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such party from pursuing any other rights and remedies at law or in equity that such party may have.

Section 3.06. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

Section 3.07. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.08. Governing Law. The laws of the State of Delaware shall govern this Agreement. Each of the parties hereto agrees (a) that this Agreement involves at least $100,000.00, and (b) that this Agreement has been entered into by the parties hereto in express reliance upon 6 Del. C. § 2708. Each of the parties hereto hereby irrevocably and unconditionally agrees (i) that it is and shall continue to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (ii)(A) to the extent that such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party’s agent for acceptance of legal process and notify the other parties hereto of the name and address of such agent, and (B) to the fullest extent permitted by law, that service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the U.S. Postal Service constituting evidence of valid service, and that, to the fullest extent permitted by applicable law, service made pursuant to (ii)(A) or (B) above shall have the same legal force and effect as if served upon such party personally within the State of Delaware. This Agreement may be executed in several counterparts, each of which shall be considered an original but which together shall be deemed one and the same instrument. An executed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original executed copy of this Agreement.

Section 3.09. Severability of Provisions. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Section 3.10. Scope of Agreement. The rights granted pursuant to this Agreement are intended to supplement and not to reduce or replace any rights any Holders may have under the Partnership Agreement with respect to the Registrable Securities. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. Except as provided in the Partnership Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by the Partnership set forth herein. Except as provided in the Partnership Agreement, this Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

Section 3.11. Amendment. This Agreement may be amended only by means of a written amendment signed by the Partnership and the Holders of a majority of the then outstanding Registrable Securities; provided, however, that no such amendment shall materially and adversely affect the rights of any Holder hereunder without the consent of such Holder.

Section 3.12. No Presumption. If any claim is made by a party relating to any conflict, omission, or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

Section 3.13. Aggregation of Registrable Securities. All Registrable Securities held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

Section 3.14. Obligations Limited to Parties to Agreement. Each of the parties hereto covenants, agrees and acknowledges that no Person other than the Partnership and the Holders shall have any obligation hereunder and that, notwithstanding that one or more of the Holders may be a corporation, partnership or limited liability company, no recourse under this Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Holders or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Holders or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of the Holders under this Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation, except in each case for any assignee of the Holders hereunder.

Section 3.15. Interpretation. All references to “Articles” and “Sections” shall be deemed to be references to Articles and Sections of this Agreement, unless otherwise specified. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever any determination, consent or approval is to be made or given by the Holders under this Agreement, such action shall be in the Holders’ sole discretion unless otherwise specified.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

NORTH EAST TRANSMISSION CO., INC.

By:	/s/ Macdara Nash
Name:	Macdara Nash
Title:	Vice President

NATIONAL GRID IGTS CORP.

By:	/s/ Macdara Nash
Name:	Macdara Nash
Title:	Vice President

SIGNATURE PAGE

TO

REGISTRATION RIGHTS AGREEMENT

DOMINION MIDSTREAM PARTNERS, LP By: Dominion Midstream GP, LLC Its: General Partner

By:	/s/ Mark O. Webb
Name:	Mark O. Webb
Title:	Vice President and General Counsel

SIGNATURE PAGE

TO

REGISTRATION RIGHTS AGREEMENT